UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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SUN RIVER ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 14, 2014

Dear Fellow Stockholders:

Sun River Energy, Inc. received a demand from Shareholders, Michael and Deborah Edwards, Joseph Laakman, Dan Murray, Lana Murray, Charles Young, Robert Wade, Larry Townsend, Amy and George Fry, Brad Baughman, Ron Papa, Tom Byrum, Anthony Lancellotti, Greg Woodside, Michael Young, Robert Treece, Brett Wilkerson, Robert Gregg, and Chris Keller who own a combined  4,929,551  shares representing 35.65% of the Common Stock, to hold a Special Meeting of Shareholders pursuant to Section 2.2 and 2.17 of the Bylaws of the Company.  Accordingly, the Board of Directors set a Record Date of April 30, 2014 and a Special Meeting of Shareholders for June 19, 2014.  The Special Shareholder meeting previously called for April 30, 2014 was cancelled and did not occur.

You are invited to join us at our Special Meeting of Shareholders of Sun River Energy, Inc. on Thursday, June 19, 2014, at 1 p.m. Central Daylight Savings Time, at the offices of our Director, Mark Hall, at Lincoln Center II, 5420 LBJ Freeway, Suite 850, Dallas, Texas 75240.

Very truly yours,
/s/ Donal R. Schmidt, Jr.
Donal R. Schmidt, Jr.
Chairman of the Board of Directors

SUN RIVER ENERGY, INC.
5646 Milton Street, Suite 130
Dallas, Texas 75206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2014

To the Shareholders of SUN RIVER ENERGY, INC.:

NOTICE IS HEREBY GIVEN the Special Shareholder Meeting called for April 30, 2014 was cancelled and did not occur and that a Special Meeting (the “Special Meeting”) of the Shareholders of Sun River Energy, Inc., a Colorado corporation (“Sun River” or the “Company”), will be held at 1:00 p.m., Central Daylight Savings Time, Dallas, Texas time, on June 19, 2014 at the offices of our Director, Mark Hall, at Lincoln Center II, 5420 LBJ Freeway, Suite 850, Dallas, Texas 75240, for the following purposes:

Shareholders, Michael and Deborah Edwards, Joseph Laakman, Dan Murray, Lana Murray, Charles Young, Robert Wade, Larry Townsend, Amy and George Fry, Brad Baughman, Ron Papa, Tom Byrum, Anthony Lancellotti, Greg Woodside, Michael Young, Robert Treece, Brett Wilkerson, Robert Gregg, and Chris Keller who own a combined  4,929,551 shares representing 35.65% of the Common Stock of the issued and outstanding Common Stock of the Company made written demand that the Company call a Special Meeting of Shareholders in order to vote on the proposals set forth in their demand letter.  The demand letter sets forth the following proposals to be voted on by the Shareholders of Sun River Energy, Inc.:

1)
To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Sixth Amended Verified Shareholders Derivative Petition filed by David Neiger, Kevin W. Van Stone and Kent Jensen, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP and Thimothy S. Wafford regarding the notes and mortgage held by Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.) and Thimothy S. Wafford.  The items to be approved and ratified at the Special Meeting of Shareholders include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP and Thimothy S. Wafford (the “Debt”);
b.	All stock awards paid to the directors and employees;
c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr., his family limited partnership Sierra Foxtrot, LP and Thimothy S. Wafford (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;
c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

2)
The Shareholders believe that it is in the best interest of the Company to terminate the Derivative Litigation and recommend dismissal of all derivative actions, with prejudice, brought by David Neiger, Kevin W. Van Stone and Kent Jensen, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to approval of Proposal 1 above.

Our Board of Directors has fixed the close of business on April 30, 2014 as the record date for determining those shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

You may be required to present proof of share ownership (for example, a recent statement from your broker).

To assure your representation at the Special Meeting of Stockholders, we ask that you vote as promptly as possible.  Your stock will be voted in accordance with the instructions you give in your proxy.  You may revoke your proxy at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the Special Meeting.

By Order of the Board of Directors /s/ Thimothy S. Wafford Thimothy S. Wafford Chief Operating Officer and Corporate Secretary

Dallas, Texas
May 14, 2014

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE SPECIAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. “STREET NAME” SHAREHOLDERS WHO WISH TO VOTE THEIR SHARES IN PERSON WILL NEED TO OBTAIN A PROXY FROM THE PERSON IN WHOSE NAME THEIR SHARES ARE REGISTERED.

(REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

SUN RIVER ENERGY, INC.
5646 Milton Street, Suite 130
Dallas, Texas 75206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2014

PROXY STATEMENT

TIME, DATE AND PLACE OF SPECIAL MEETING

This proxy statement is furnished in response to a written demand for a Special Meeting of Shareholders to consider items specified in the written demand by the following Shareholders of Sun River Energy, Inc.
1)	Michael and Deborah Edwards – 450,000 shares of Common Stock,
2)	Joseph Laakman – 1,600,034 shares of Common Stock,
3)	Dan Murray – 95,875 shares of Common Stock,
4)	Lana Murray – 407,000 shares of Common Stock,
5)	Charles Young – 574,658 shares of Common Stock,
6)	Robert Wade – 349,213 shares of Common Stock,
7)	Larry Townsend – 105,000 shares of Common Stock,
8)	Amy and George Fry – 139,338 shares of Common Stock,
9)	Brad Baughman – 37,539 shares of Common Stock,
10)	Ron Papa – 230 shares of Common Stock,
11)	Tom Byrum – 250,005 shares of Common Stock,
12)	Anthony Lancellotti – 223,503 shares of Common Stock,
13)	Greg Woodside – 272,221 shares of Common Stock,
14)	Michael Young – 11,100 shares of Common Stock,
15)	Robert Treece – 68,525 shares of Common Stock,
16)	Brett Wilkerson – 249,222 shares of Common Stock,
17)	Robert Gregg – 32,800 shares of Common Stock,
18)	Chris Keller – 63,288 shares of Common Stock and
(collectively hereinafter the “Demanding Shareholders”) who own a combined 4,929,551 shares representing 35.65% of the outstanding Common Stock of Sun River Energy, Inc. (“Sun River” or the “Company”), in compliance with the bylaws of the Company with the solicitation by the Demanding Shareholders of Sun River Energy, Inc., a Colorado corporation (the “Company” or “Sun River”), of proxies from the holders of our common stock, par value $0.0001 per share, for use at a Special Meeting of Shareholders (the “Special Meeting”) to be held at 1:00 p.m., Central Daylight Savings Time, Dallas, Texas time, on June 19, 2014 at the offices of our Director, Mark Hall, at Lincoln Center II, 5420 LBJ Freeway, Suite 850, Dallas, Texas 75240, and at any adjournments or postponements thereof pursuant to the enclosed Notice of Special Meeting.  None of the Demanding Shareholders are or have ever been officers or directors of Sun River Energy, Inc. and none are parties to the Derivative Litigation described below.

RECORD DATE AND VOTING SECURITIES OUTSTANDING

Our Board of Directors has fixed the record date for the special meeting as of the close of business on April 30, 2014.  Holders of the Company's Common Stock, at the close of business on the record date will be entitled to one vote per share on all proper business brought before the Special Meeting.  At the close of business on April 30, 2014, the record date fixed for the determination of stockholders entitled to notice of and to vote at the meeting, there were 13,826,137 shares of the Company's Common Stock, $.0001 par value (the "Common Stock"), issued and outstanding.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Demand Shareholders. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Special Meeting or by filing with the secretary of Sun River Energy, Inc. or by its transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas, 75034 a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Special Meeting.

The cost of preparing, assembling and mailing this proxy statement, the Notice of Special Meeting and the enclosed proxy is to be borne by Shareholder Charles Young. In addition to the use of mail, our Demanding Shareholders may solicit proxies personally and by telephone.  The Demanding Shareholders have not retained a professional proxy solicitor or other firm to assist them, for compensation with the solicitation of proxies, although they may do so if deemed appropriate.  We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies.  Shareholder Charles Youngmay reimburse such persons for their expenses in so doing.

SUMMARY OF DERIVATIVE LITIGATION

On June 7, 2012 in Cause No. DC-12-06318, in the 134th Judicial District Court of Dallas County Texas .James Ballard, Iva Ballard, John Dein, M.D., Ginger “Gigi” Toupal, William “Bruce” Pitts, Steven R. Henson, M.D., David K. Henson and Colin Richardson (collectively the “Original Plaintiffs”) filed a derivative lawsuit and individual causes of actions against Sun River Energy, Inc., Donal R. Schmidt, Jr., Robert B. Fields, Stephen W. Weathers, Thimothy S. Wafford, Daniel M. Cofall, Judson “Rick” F. Hoover and Mark Hall (the “Derivative Litigation”).  On June 11, 2012 the Original Plaintiff’s amended their petition to add Penny Schmidt (who has subsequently been dismissed), Sierra Foxtrot, LP and Sierra Foxtrot GenPar LLC. Sun River Energy, Inc. filed counterclaims against each of the Original Plaintiffs.  On October 9, 2012, the Judge in this lawsuit granted the Agreed Order of Dismissal with Prejudice between James Ballard, Iva Ballard, William “Bruce” Pitts, and Sun River Energy, Inc. wherein, the Ballards and Mr. Pitts dismissed with prejudice all of their claims against all of the Defendants and Sun River Energy, Inc. dismissed with prejudice all of its claims against the Ballards and Mr. Pitts.  On October 9, 2012, the Judge also granted Original Plaintiffs’ counsel’s Motion for Withdrawal of Counsel due to Original Plaintiffs’ failure to pay their legal fees.  On August 20, 2012 the Judge ordered the Original Plaintiffs replead their derivative claims or be dismissed.

Within five months of filing the derivative cause of action, Colin Richardson was the only Original Plaintiff to amend his derivative claims and became the sole derivative Plaintiff to the Derivative Litigation in the fall of 2012.  Colin Richardson dismissed his individual causes of action.  On November 5, 2012, Colin Richardson, in his Second Amended Verified Shareholder Derivative Petition, added James Pennington and Maxwell Resources, Inc. f/k/a Mericol, Inc. as defendants to the Derivative Litigation.  On April 8, 2014, Colin Richardson filed a Notice of Nonsuit with the Court dismissing all of his derivative claims against all of the Defendants.  None of the Original Plaintiffs are still plaintiffs in the Derivative Litigation.

While none of the Original Plaintiffs are still plaintiffs in the Derivative Litigation, John Dein, Ginger “Gigi” Toupal, David K. Henson and Steven R. Henson have all maintained individual causes of action against the various Defendants in Cause No DC-12-06318.  John Dein and Ginger “Gigi” Toupal, through their attorney, maintain individual causes of action against Sun River Energy, Inc., Donal R. Schmidt, Jr., Robert B. Fields, Steven [sic] W. Weathers, Thimothy S. Wafford, Daniel M. Cofall, Judson “Rick” F. Hoover, Mark Hall, Sierra Foxtrot, LP, and Sierra Foxtrot GenPar LLC.  David K. Henson, pro se, maintains individual causes of action against Donal R. Schmidt, Jr., Robert B. Fields, Steven [sic] W. Weathers, Thimothy S. Wafford, Daniel M. Cofall, Judson “Rick” F. Hoover, Mark Hall, Sierra Foxtrot, LP, and Sierra Foxtrot GenPar LLC.  Former Sun River Energy, Inc. board of director, Steven R. Henson, has a claim of defamation against Sun River Energy, Inc. and Donal R. Schmidt, Jr. and Donal R. Schmidt, Jr., Robert B. Fields, Steven [sic] W. Weathers, Thimothy S. Wafford, Daniel M. Cofall, Judson “Rick” F. Hoover, Mark Hall, Sierra Foxtrot, LP, and Sierra Foxtrot GenPar LLC, and Maxwell Resources, Inc. f/k/a Mericol, Inc. for fraudulent transfer in which he is representing himself pro-se.  No actions requested by Demanding Shareholders in this Proxy will effect these individual claims.

Almost a year after the Derivative Litigation was filed, on May 31, 2013, four new plaintiffs joined Colin Richardson’s Derivative Litigation in Plaintiffs’ Third Amended Verified Shareholder Derivative Petition – David Mancha, David Neiger, Kevin W. Van Stone, and Kent Jensen.  On February 28, 2014, David Mancha filed a Notice of Nonsuit and dismissed his claims against the Defendants without prejudice.  On April 25, 2014, the three remaining Derivative Plaintiffs, David Neiger, Kevin W. Van Stone and Kent Jensen (collectively the “Derivative Plaintiffs”) filed Plaintiffs’ Sixth Verified and Amended Shareholder Derivative Petition against Donal R. Schmidt, Jr., Robert B. Fields, Stephen W. Weathers, Thimothy S. Wafford, James E. Pennington, Daniel M. Cofall, Judson F. Hoover, Mark Hall, Sierra Foxtrot, LP and Sierra Foxtrot GenPar LLC, Kevan Casey and Maxwell Resources, Inc. f/k/a Mericol, Inc.  The case is now styled David Neiger, derivatively on behalf of Sun River Energy, Inc., Kevin W. Van Stone, derivatively on behalf of Sun River Energy, Inc., and Kent Jensen, derivatively on behalf of Sun River Energy, Inc. v. Sun River Energy, Inc., nominal defendant, v. Donal R. Schmidt, Jr., Thimothy S. Wafford, James E. Pennington, Judson F. Hoover, Robert B. Fields, Stephen W. Weathers, Mark Hall, Daniel M. Cofall, Sierra Foxtrot, LP and Sierra Foxtrot GenPar LLC, and Maxwell Resources, Inc. f/k/a Mericol, Inc., in the 134th Judicial District Court of Dallas County Texas.

In the winter and spring of 2012, Sun River Energy, Inc. (“Sun River”) had cash flow shortages and did not always make payroll.  By May 2012, all six of Sun River Energy, Inc.’s officers with employment contracts had notified Sun River it was in breach of their employment contracts.  In May 2012, the Board of Directors of Sun River offered settle the breach of employment contracts with its CEO and President, Donal R. Schmidt, its COO, Thimothy S. Wafford and General Counsel and Secretary, James E. Pennington by offering them each a Secured Convertible Promissory Note secured by a mortgage against Sun River’s Colfax County, NM property.  Each of the gentlemen accepted the offer of the Secured Convertible Promissory Notes (the “Notes”) and Mortgage, Security Agreement, Financing Statement and Assignment of Production and Revenue (the “Mortgage”).  On June 4, 2012, Notes and Mortgage were issued to James E. Pennington, Thimothy S. Wafford and Sierra Foxtrot, LP, the family limited partnership of Donal R. Schmidt, Jr.  Copies of the Notes and Mortgage and details of this transaction are available in the 8-K filed by Sun River on June 8, 2012.

On July 27, 2012, Sun River entered into a Contract for Sale with another public company, Mericol, Inc. k/n/a Maxwell Resources, Inc., for the sale of Sun River’s gold, silver, iron ore, copper and coal interests in Colfax County, NM.  Details of the Contract for Sale and a copy of the Contract for Sale are set forth in the 8-K filed by Sun River on July 30, 2012.  Per Derivative Plaintiff’s allegations – Maxwell Resources, Inc.’s “stock is publicly traded on the FINRA-regulated OTC Bulletin Board, and Sun River owns a majority stock interest in Maxwell Resources pursuant to a July 2012 agreement [the Contract for Sale].  Derivative Plaintiff’s contend “Defendant Kevan Casey [who is not an officer or director of Sun River] orchestrated the deal with Maxwell Resources” and that Maxwell Resources is the alter ego of Donal R. Schmidt, Jr. and the “Individual Defendants” a term used throughout but not defined in Plaintiffs’ Sixth Verified and Amended Shareholder Derivative Petition.

The three Derivative Plaintiffs in their Sixth Verified and Amended Shareholder Derivative Petition complain of the following causes of ction:

1.	Count 1 – Breach of Fiduciary Duty for Failing to Properly Oversee and Manage – filed against all Defendants.
2.	Count 2 – Breach of Fiduciary Duty for Providing False and Misleading Information – filed against the Individual Defendants
3.	Count 3 – Breach of Fiduciary Duty for Failing to Maintain Internal Controls - filed against Individual Defendants
4.	Count 4 – Unjust Enrichment and Money Had and Received – filed against Individual Defendants
5.
Count 5 – Breach of Fiduciary Duty for Abuse of Control and Shareholder Oppression – filed against Sun River’s Directors, Donal R. Schmidt, Jr., Robert B. Fields, Stephen W. Weathers, Mark Hall and Daniel M. Cofall

6.	Count 6 – Breach of Fiduciary Duty for Gross Mismanagement – filed against Sun River’s Directors, Donal R. Schmidt, Jr., Robert B. Fields, Stephen W. Weathers, Mark Hall and Daniel M. Cofall
7.	Count 7 – Waste of Corporate Assets – filed against Individual Defendants
8.	Count 8 – Knowing Participation and Assistance in Breach of Fiduciary Duty – filed against Sierra Foxtrot, Maxwell Resources and Kevin Casey
9.	Count 9 – Fraudulent Transfer – filed against Individual Defendants
10.	Count 10 – Constructive Trust – filed against all Defendants.
11.	Count 11 – Demand for Accounting
12.	Count 12 – Request for Declaratory Relief
13.	Count 13 – Shareholder Dilution
14.	Count 14 – Violation of Fiduciary Duty of Candor and Due Care involving Proxy

Derivative Plaintiffs are seeking actual and exemplary damages.

Defendants Donal R. Schmidt, Jr., Robert B. Fields, Stephen W. Weathers, Thimothy S. Wafford, James E. Pennington, Daniel M. Cofall, Judson F. Hoover, Mark Hall, Sierra Foxtrot, LP and Sierra Foxtrot GenPar LLC have generally denied Derivative Plaintiffs’ claims and have set forth the following affirmative defenses:

1.
Sun River Sun River denies all conditions precedent have been met by Derivative Plaintiffs which are required before a derivative lawsuit may be made – neither the Original nor Derivative Plaintiffs’ made a demand on Sun River prior to filing the Derivative Litigation.

2.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the doctrine of assumption of the risk.
3.	Derivative Plaintiffs’ claims are barred, in whole or in part, by estoppel.
4.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the applicable statutes of limitations.
5.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the doctrine of ratification.
6.	Derivative Plaintiffs’ claims are barred, in whole or in part, by a lack of standing.
7.
Derivative Plaintiffs’ claims are barred, in whole or in part, by the doctrine of contributory negligence. Plaintiff Steven Henson, David Henson, Ginger Toupal and John Dein’s claims are barred based upon his their acts or omissions causing or contributing to their alleged injury.

8.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the fraud of one or more Plaintiffs and/or third parties.
9.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the doctrine of unclean hands.
10.	Plaintiff Steven Henson’s claims are barred, in whole or in part, by the doctrine of legal justification and truth.
11.	Derivative Plaintiffs’ claims are barred, in whole or in part, by their failure to mitigate.
12.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the doctrine of latches.

13.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the doctrine of waiver.
14.	Plaintiff Steven Henson’s claims are barred, in whole or in part, by the First Amendment and the defense of opinion.
15.
Derivative Plaintiffs’ claims are barred, in whole or in part, due to the fact that they are inadequate representatives for shareholder derivative claims. In particular, no plaintiff can be an adequate representative while maintaining individual claims against Sun River, and Plaintiff Colin Richardson conspired with others to assist a competitor of Sun River to improperly use Sun River’s confidential and proprietary information and his interests are adverse to the interests of Sun River and other shareholders of Sun River.

16.	Sun River denies the existence of any conspiracy between it and its officers and directors.
17.	Plaintiff Steven Henson’s claims are barred, in whole or in part, because any alleged statements attributable to Sun River were privileged and/or Steven Henson consented to the publication.
18.	Plaintiff Steven Henson is defamation and libel proof.
19.	Any alleged statement made by Sun River concerning Plaintiff Steven Henson is subject to qualified privilege and Sun River had a duty or interest in communicating the statements.
20.	Derivative Plaintiffs’ breach of fiduciary claims are barred by legal justification and/or privilege.
21.
The transactions made the basis of Derivative Plaintiffs’ claims were approved in good faith by a majority of disinterested directors, after disclosure of all relevant facts, and are, therefore, exempt from fraudulent transfer statutes.

22.	The granting of a security interest is not a “transfer” under the fraudulent transfer statutes.
23.	Derivative Plaintiffs’ claims are barred, in whole or in part, by the Business Judgment Rule.

On November 5, 2012, former Plaintiff, Colin Richardson, derivatively on behalf of Sun River Energy, Inc. filed a Second Amended Verified Shareholder Derivative Petition against Sun River Energy, Inc., Donal R. Schmidt, Jr., Thimothy S. Wafford, James Pennington, Judson F. Hoover, Robert B. Fields, Stephen W. Weathers, Mark Hall, Daniel M. Cofall, Sierra Foxtrot, LP, Sierra Foxtrot GenPar, LLC, and Maxwell Resources, Inc. f/k/a Mericol, Inc. d/b/a Maxwell Technical Resources.  On November 15, 2012, former Plaintiff Colin Richardson filed an Application for Temporary Restraining Order and for Temporary Injunction.  Individual claim Plaintiff, Steven Henson, joined in the Colin Richardson’s Application.

On January 24, 2013, the 134th Judicial District Court of Dallas County, Texas entered a Temporary Injunction against the Defendants restraining and enjoining them from:

1.
any and all performance, claims of default, payments, transfers, or other actions under or with respect to the Notes and Mortgage, including but not limited to, any claim, notice, or attempt to enforce a default or foreclosure the Secured Promissory Notes of Sierra Foxtrot, LP, Thimothy Wafford and James Pennington.

2.	any payments on Notes based on claims for allegedly past due compensation of Individual Defendants without Board Approval and without providing notice to the parties.
3.
any and all actions or entry into any contracts by Donal Schmidt on behalf of Sun River to enter into any contract on behalf of the Corporation regarding the lease, purchase or sale of the Corporation’s interest in its hard rock minerals, coal, timber, oil, gas, and/or other minerals in Colfax County without Board Approval and without providing notice to the parties; and

4.
any and all issuance of shares of stock or the provision of any other compensation, payments, bonuses, gifts, or other transfers by Sun River to Defendants, provided that Sun River is permitted to continue its payroll practices as have been followed in the ordinary course of business since the execution of the Rule 11 Agreement of June 15, 2012 and provided that Sun River need not give notice to Plaintiffs prior to making payroll.

Colin Richardson and Steven R. Henson were ordered to post a $10,000 bond.

The Court of Appeals Reversed and Remanded the trial courts Temporary Injunction on January 13, 2014.  Sun River Energy, Inc., Donal R. Schmidt, Jr., Thimothy S. Wafford, James Pennington, Judson F. Hoover, Robert B. Fields, Stephen W. Weathers, Mark Hall, Daniel M. Cofall, Sierra Foxtrot, LP, and Sierra Foxtrot GenPar, LLC appealed the January 24, 2013 Temporary Injunction to the Fifth Court of Appeals for the State of Texas.  The granting of a Temporary Injunction requires a finding of imminent harm.  The Court of Appeals found that neither Sierra Foxtrot, LP, Thimothy S. Wafford or James E. Pennington had undertaken any steps that would be necessary to exercise foreclosure rights under the Notes and Mortgages they received from Sun River Energy, Inc. on June 4, 2012 and that the testimony before the Court showed none of the three had decided whether to exercise their foreclosure rights.  The Court found while the Notes were in default – the Mortgage to which the Notes are tied contains a condition precedent to the post-default possession-or-foreclosure remedies: Sierra Foxtrot, LP, Thimothy S. Wafford or James E. Pennington – must give Sun River Energy, Inc. notice by certified mail setting out the default, and allowing a ten-day opportunity to cure the default.  The Appellate Court found no such notice had been given therefore there could be no imminent harm and therefore undid the trial courts Temporary Injunction.

Trial is currently set for January 20, 2015.

Additional information about Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”) may be found for free at the following links:

•	http://courts.dallascounty.org/CaseDetail.aspx?CaseID=4722482 Dallas County District Court, State of Texas – choose Civil District Case Information then please enter the Cause No. DC-12-06318
•	http://www.search.txcourts.gov/Case.aspx?cn=05-13-00206-CV State of Texas, 5th Circuit Court of Appeals

PURPOSES OF THE SPECIAL MEETING

At the Special Meeting, our shareholders will consider and vote upon the following matters:

1)
To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Sixth Amended Verified Shareholders Derivative Petition filed by David Neiger, Kevin W. Van Stone and Kent Jensen, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP and Thimothy S. Wafford regarding the notes and mortgage held by Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.) and Thimothy S. Wafford.  The items to be approved and ratified at the Special Meeting of Shareholders include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP and Thimothy S. Wafford (the “Debt”);
b.	All stock awards paid to the directors and employees;
c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr., his family limited partnership Sierra Foxtrot, LP and Thimothy S. Wafford (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;
c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

2)
The Shareholders believe that it is in the best interest of the Company to terminate the Derivative Litigation and recommend dismissal of all derivative actions, with prejudice, brought by David Neiger, Kevin W. Van Stone and Kent Jensen, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to approval of Proposal 1 above.

Unless contrary instructions are indicated on the enclosed proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth herein) will be voted (a) “FOR” the settlement of the Derivative Litigation under the terms set forth in the section titled “Proposal 1:  Settlement of Derivative Litigation”, (b) “FOR” dismissal all actions, with prejudice brought by David Neiger, Kevin W. Van Stone and Kent Jensen, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas as set forth in the section titled “Proposal 2:  Dismissal of Derivative Litigation.”  According to the bylaws of the Company no other business may properly come before the Special Meeting.  In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder’s shares will be voted in accordance with the specification so made.

If any Proposal set forth herein is found to be invalid under the laws of the state of Colorado, such invalidity of any such Proposal shall not affect any remaining Proposals.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Our Board of Directors has set the close of business on April 30, 2014, as the record date for determining which of our shareholders are entitled to notice of, and to vote, at the Special Meeting.  As of the record date, there were 13,826,137 shares of common stock that are entitled to be voted at the Special Meeting. Each share of common stock is entitled to one vote on each matter submitted to shareholders for approval at the Special Meeting.

To carry on the business of the Special Meeting, we must have a quorum. Under the Company’s bylaws, the attendance, in person or by proxy, of the holders of at least one-third of the outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for all matters proposed. Except as noted below, votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Special Meeting will be required for approval of all proposals covered by this proxy statement. If a shareholder provides specific voting instructions, his or her shares will be voted as instructed.  If a shareholder holds shares in his or her name and returns a properly executed proxy without giving specific voting instructions, the shareholder’s shares will be voted FOR Proposals 1 and 2 as recommended unanimously by the Shareholders demanding the Special Meeting.  If less than a quorum of the outstanding shares entitled to vote is represented at the Special Meeting, a majority of the shares so represented may adjourn the Special Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Prior to the Special Meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Special Meeting and will be counted as votes cast at the Special Meeting, but will not be counted as votes cast for or against any given matter.

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal, such as Proposal 1. This vote is called a “broker non-vote.”

Abstentions and broker non-votes will count for quorum determination purposes. However, abstentions and broker non-votes will not be included in any vote totals and, therefore, will have no effect on the outcome of the vote on any matter.

PROPOSAL 1:  SETTLEMENT OF DERIVATIVE LITIGATION

The Shareholders demanding the Special Meeting of Shareholders make the following proposal:

To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Sixth Amended Verified Shareholders Derivative Petition filed by David Neiger, Kevin W. Van Stone and Kent Jensen, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP and Thimothy S. Wafford regarding the notes and mortgage held by Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.) and Thimothy S. Wafford.  The items to be approved and ratified at the Special Meeting of Shareholders include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP and Thimothy S. Wafford (the “Debt”);
b.	All stock awards paid to the directors and employees;
c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr., his family limited partnership Sierra Foxtrot, LP and Thimothy S. Wafford (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;
c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

Vote Required and Recommendation

Under Colorado law and Sun River Energy, Inc.’s governing documents, one third of the shares of our Common Stock outstanding as of the record date constitutes as quorum.  If a quorum exists, Proposal 1 is approved if the Common Stock votes cast in favor of Proposal 1 exceeds the votes cast opposing  Proposal 1.

Shares of our Common Stock are entitled to one vote per share.

The Demanding Shareholders unanimously recommend a vote “FOR” Dismissal of the Derivative Action.

PROPOSAL 2:  DISMISSAL OF DERIVATIVE LITIGATION

The Shareholders demanding the Special Meeting of Shareholders make the following proposal:

The Shareholders believe that it is in the best interest of the Company to terminate the Derivative Litigation and recommend dismissal of all derivative actions, with prejudice, brought by David Neiger, Kevin W. Van Stone and Kent Jensen, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to approval of Proposal 1 above.

Vote Required and Recommendation

Under Colorado law and Sun River Energy, Inc.’s governing documents, one third of the shares of our Common Stock outstanding as of the record date constitutes as quorum.  If a quorum exists, Proposal 2 is approved if the Common Stock votes cast in favor of Proposal 2 exceeds the votes cast opposing  Proposal 2.

Shares of our Common Stock are entitled to one vote per share.

The Demanding Shareholders unanimously recommend a vote “FOR” Dismissal of the Derivative Action.

EFFECT OF VOTE

If the Shareholders vote For Proposal 1 then the Company shall take the offer set forth in Proposal 1 to Sierra Foxtrot, LP and Thimothy S. Wafford.  If Sierra Foxtrot, LP and Thimothy S. Wafford decline the offer of settlement then the Derivative Litigation will continue.  If Sierra Foxtrot, LP and Thimothy S. Wafford accept the offer of settlement then we will look to the results of Proposal 2.

If Proposal 2 passes and Sierra Foxtrot, LP and Thimothy S. Wafford accept the offer of settlement then the Company will cause to be filed in Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas the results of the vote.  It will then be at the discretion of the Judge of the 134th Judicial District Court, Dallas County, Texas what effect, if any, he gives the Shareholders’ vote.

OTHER BUSINESS

Under Section 2.2(ii) of the Company’s bylaws, when the Company receives one or more written demands for a Special Meeting in compliance with the bylaws then the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the demand.  This Special Meeting is called in response to a written demand for a special meeting and therefore there shall be no other business.  The bylaws allow the Board of Directors to add additional proposals; the Board of Directors has not done so.

HOUSEHOLDING OF SPECIAL MEETING DOCUMENTS

As and to the extent permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless those shareholders have notified us of their desire to receive multiple copies of the Proxy Statement.

Shareholders residing at the same address who currently receive only one copy of the Proxy Statement and who would like to receive an additional copy of the Proxy Statement for this Special Meeting or in the future may contact our Corporate Secretary by mail to the Corporate Secretary, 5646 Milton Street, Suite 130, Dallas, Texas 75206. The Company will promptly deliver, upon written or oral request, a separate copy of these proxy materials to a shareholder at a shared address to which a single copy of such documents was delivered.  In addition, if you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Company stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Corporate Secretary at the above address.

By Order of the Board of Directors /s/ Thimothy S. Wafford Thimothy S. Wafford Chief Operating Officer and Corporate Secretary

SUN RIVER ENERGY, INC.

SPECIAL MEETING OF SHAREHOLDERS – June 19, 2014

THIS PROXY IS SOLICITED ON BEHALF OF SUN RIVER ENERGY, INC. SHAREHOLDERS, MICHAEL AND DEBORAH EDWARDS, JOSEPH LAAKMAN, DAN MURRAY, LANA MURRAY, CHARLES YOUNG, ROBERT WADE, LARRY TOWNSEND, AMY AND GEORGE FRY, BRAD BAUGHMAN, RON PAPA, TOM BYRUM, ANTHONY LANCELLOTTI, GREG WOODSIDE, MICHAEL YOUNG, ROBERT TREECE, BRETT WILKERSON, ROBERT GREGG, AND CHRIS KELLER (“DEMANDING SHAREHOLDERS”)

The undersigned hereby appoints Thimothy S. Wafford with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $0.0001 par value per share, of Sun River Energy, Inc., a Colorado corporation (the “Company”), held of record by the undersigned on April 30, 2014 at the Special Meeting of Shareholders to be held on Thursday, June 19, 2014, or at any adjournments or postponements thereof.

Proposals to be voted on at the Special Meeting are listed below along with the recommendations of the Demanding Shareholders, as defined in the Proxy Statement.

All 18 of the Demanding Shareholders recommend you vote FOR the following:

Proposal 1.	Settlement of Derivative Litigation.

To approve or otherwise ratify all acts taken by the Board of Directors of Sun River Energy, Inc. that are complained of in the Plaintiff’s Sixth Amended Verified Shareholders Derivative Petition filed by David Neiger, Kevin W. Van Stone and Kent Jensen, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas (the “Derivative Litigation”).

Such ratification is subject to reaching an equitable settlement with management, specifically, Donal R. Schmidt, Jr., Sierra Foxtrot, LP and Thimothy S. Wafford regarding the notes and mortgage held by Sierra Foxtrot, LP (family limited partnership of Donal R. Schmidt, Jr.) and Thimothy S. Wafford.  The items to be approved and ratified at the Special Meeting of Shareholders include but are not limited to:

a.	The notes and mortgages granted to Sierra Foxtrot, LP and Thimothy S. Wafford (the “Debt”);
b.	All stock awards paid to the directors and employees;
c.
The modification relating to option pricing and the actions taken under the 2010 Stock Incentive Plan and 2011 Stock Incentive Plan previously approved by shareholders at the 2010 and 2011 Annual Shareholders’ meetings, respectively;

d.	The Contract for Sale between Sun River Energy, Inc. and Mericol, Inc. dated July 22, 2012 (the “Maxwell Transaction”).

As consideration of the approval and ratification, the Shareholders will agree to settlement with Donal R. Schmidt, Jr., his family limited partnership Sierra Foxtrot, LP and Thimothy S. Wafford (collectively “Settlors”) wherein the Settlors agree to:

a.	Extend Settlors notes for 30 months from the date of the Special Meeting of Shareholders;
b.	Limit interest on the Debt after the settlement to pre-default interest as stated in the notes;
c.	Set the conversion price of $0.172 per share for the life of the Debt;
d.
Limit the ownership of Settlors in the Company through conversion of the debt to a maximum of 9.9% per Settlor of the outstanding shares of common stock then existing if Settlors decide to convert; and

e.	Limit Settlors collective sale of any stock owned through conversion of the Debt to fifty percent (50%) of the volume of any given trading month.

To the extent Settlors agree to the above stated terms and to the extent the existing Derivative Litigation is not dismissed or ends with a settlement inconsistent with the agreements set forth above, the agreements made by Settlors consistent with the terms set forth above will not be enforceable so as to not prejudice Settlors’ rights to enforce their Debts and/or defend themselves in the Derivative Litigation.

[  ]    FOR                                [  ]    AGAINST                                           [  ]    ABSTAIN

Proposal 2.	Dismissal of Derivative Litigation

The Shareholders believe that it is in the best interest of the Company to terminate the Derivative Litigation and recommend dismissal of all derivative actions, with prejudice, brought by David Neiger, Kevin W. Van Stone and Kent Jensen, et al, Cause No. DC-12-06318 in the 134th District Court, Dallas County, Texas, subject to approval of Proposal 1 above.

[  ]    FOR                                [  ]    AGAINST                                           [  ]    ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, the proxy will be voted FOR Proposals 1 and 2.

Dated: _________________________, 2014	____________________________________
Shareholder Signature

____________________________________
Shareholder Signature (Joint)

PLEASE SIGN HERE

If attending the meeting in person please check box ☐

Please date this proxy and sign your name exactly as it appears hereon.

Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.